Listing Expenses	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Listing Expenses

28. LISTING EXPENSES

As described in Note 2, the Merger led to a share listing expense. The Company issued shares with a fair value of $52.5 million to CAH shareholders, comprised of the fair value of the Company’s shares that were issued to CAH shareholders of $9.89 per share. In exchange, the Company received the identifiable net assets held by CAH, which had a fair value upon closing of $24.9 million. The excess of the fair value of the equity instruments issued over the fair value of the identified net assets received, represents a non-cash expense in accordance with IFRS 2. This one-time expense as a result of the transaction, in the amount of $27.6 million, is recognized as a share listing expense presented as part of the financial result within the Consolidated Statement of Profit or Loss. In addition, the Company incurred other transaction related expenses of $8.6 million.

	Amount	Number of Shares
(a) Shares issued to CAH shareholders		5,307,607
(b) Opening price of LMDX shares on NASDAQ as of September 29, 2021	$9.89
(c) Fair value of LMDX shares issued to CAH shareholders (a * b)	52,492
(d) CAH cash in trust	38,244
(e) CAH other assets	325
(f) CAH liabilities	(13,683)
(g) Net assets of CAH (d + e + f)	24,886
IFRS 2 listing expense (c - g)	$27,606